UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2023

DYNATRONICS CORP.
(Exact name of registrant as specified in its charter)

Utah	000-12697	87-0398434
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 Trapp Rd, Eagan
 Minnesota, Utah, United States 55121
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (801) 568-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	DYNT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 26, 2023, Dynatronics Corporation (the "Company") received written notice ("Letter") from the Listing Qualifications Department of the Nasdaq Stock Market LLC ("Nasdaq") informing the Company that the closing bid price of its common stock (the "Common Stock") for the last 30 consecutive business days prior to the date of the Letter failed to comply with the $1.00 per share minimum bid price required for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). The Letter has no immediate effect on the Common Stock listing or trading on Nasdaq.

Nasdaq indicated that the Company will be provided with a compliance period of 180 calendar days. The date by which the Company must gain compliance with the minimum bid price requirement is December 26, 2023 (the "Compliance Date") pursuant to Nasdaq Listing Rule 5810(c)(3)(A). If at any time before the Compliance Date, the closing bid price of the Common Stock is at least $1.00 per share for a minimum of ten consecutive business days, Nasdaq will provide written notification that the Company has achieved compliance with the minimum bid requirement.

If the Company does not regain compliance by the Compliance Date, it may be eligible for an additional grace period, provided it meets the applicable market value of publicly held shares requirement for continued listing, and all other applicable Nasdaq standards for initial listing on the Nasdaq Capital Market, with the exception of bid price.

The Company intends to actively monitor the bid price for its common stock between now and the Compliance Date, and will consider available options to resolve the deficiency and regain compliance with Nasdaq's minimum bid price requirement, but has not yet determined to take any other action in response to the notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2023	DYNATRONICS CORPORATION

	By:	/s/ John Krier
	Name:	John Krier
	Title:	Chief Executive Officer